Income Taxes - Components of Income Tax Expense (Benefit) Included in Continuing Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current:
Federal		$ (594)
State	$ 587	446	$ 119
Total current income tax expense (benefit)	587	(148)	119
Deferred:
Federal	457	827	378
State	67	90	80
Total deferred income tax expense (benefit)	524	917	458
Income tax expense	$ 1,111	$ 769	$ 577